EXHIBIT 99.1

3D Systems Names Dr. Vasant Padmanabhan to Board of Directors

  Medical device executive brings nearly three decades of experience leading R&D and operations for growth-oriented companies

ROCK HILL, S.C., Dec. 01, 2020 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) today announced the appointment of Dr. Vasant Padmanabhan to its Board of Directors, effective immediately. Dr. Padmanabhan currently serves as president, global research & development at Smith & Nephew, plc.

“I’m delighted to welcome Vasant to our Board of Directors,” said Dr. Jeffrey Graves, president, and chief executive officer, 3D Systems. “The deep knowledge and expertise he possesses of the medical device market, in combination with the R&D and technical leadership roles he has held throughout his career, will be invaluable to us as we focus increasingly on additive manufacturing applications that bring exceptional value to our customers in the Healthcare market.”

Since 2016, Dr. Padmanabhan has served as president, research & development with Smith & Nephew, plc. - a global portfolio medical technology company operating in the markets for orthopedic reconstruction, trauma, sports medicine, and advanced wound management. Prior to this role, he was senior vice president of technical operations at Thoratec Corporation, a leader in mechanical circulatory support solutions for the treatment of heart failure. In this role, he was responsible for global R&D, Program Management, Operations, and Quality. Prior to Thoratec, Dr. Padmanabhan had an 18-year career at Medtronic, starting as a staff scientist and, progressing through more senior roles, ultimately becoming vice president of product development for the implantable defibrillator business. He holds a Doctorate and a Master of Science in Biomedical Engineering from Rutgers University and a Master of Business Administration from the University of Minnesota - Carlson School of Management. He earned a Bachelor of Science, Electrical Engineering from the National Institute of Technology (Trichy, India). Dr. Padmanabhan is also a member of the Trice Medical Board of Directors, a privately held medical technology company seeking to improve orthopedic diagnostics for patients and physicians.

“It’s an honor to join the 3D Systems Board of Directors at this point in the company’s transformation,” said Dr. Padmanabhan. “I’m excited about the company’s history of innovation, and its new vision that includes an increased focus on solutions for the healthcare industry. I look forward to bringing my passion for new technology and innovation to bear as I work with my fellow Board members and the 3D Systems’ leadership team to deliver unique solutions to the growing additive manufacturing industry.”

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading Additive Manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in Healthcare and Industrial markets such as Medical and Dental, Aerospace & Defense, Automotive, and Durable Goods. More information on the company is available at www.3dsystems.com.

Investor Contact: investor.relations@3dsystems.com
Media Contact: press@3dsystems.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/ce966447-ab91-4801-983d-d3120c0588a8